STOCK-BASED COMPENSATION PLANS	12 Months Ended
Aug. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK-BASED COMPENSATION PLANS
STOCK-BASED COMPENSATION PLANS
Stock-based compensation expense of $100 million, $130 million and $105 million was recognized under Compensation – Stock Compensation topic of the ASC in fiscal years 2013, 2012 and 2011, respectively. Stock-based compensation expense recognized during the period is based on the value of the portion of share-based payment awards that are ultimately expected to vest. Compensation cost capitalized as part of inventory was $3 million, $6 million and $7 million as of Aug. 31, 2013, Aug. 31, 2012, and Aug. 31, 2011, respectively. The Compensation – Stock Compensation topic of the ASC requires that excess tax benefits be reported as a financing cash inflow rather than as a reduction of taxes paid, which is included within operating cash flows. Monsanto’s income taxes currently payable have been reduced by the tax benefits from employee stock option exercises and restricted stock award vestings. The excess tax benefits were recorded as an increase to additional paid-in capital. The following table shows the components of stock-based compensation in the Statements of Consolidated Operations and Statements of Consolidated Cash Flows.

	Year Ended Aug. 31,
(Dollars in millions)	2013	2012	2011
Cost of Goods Sold	$(11)	$(19)	$(18)
Selling, General and Administrative Expenses	(69)	(82)	(68)
Research and Development Expenses	(20)	(29)	(27)
Restructuring Charges	—	—	8
Total Stock-Based Compensation Expense Included in Operating Expenses	(100)	(130)	(105)
Loss from Continuing Operations Before Income Taxes	(100)	(130)	(105)
Income Tax Benefit	34	43	36
Net Loss	$(66)	$(87)	$(69)
Basic Loss per Share	$(0.12)	$(0.16)	$(0.13)
Diluted Loss per Share	$(0.12)	$(0.16)	$(0.13)
Net Cash Required by Operating Activities	$(79)	$(50)	$(36)
Net Cash Provided by Financing Activities	$79	$50	$36

Plan Descriptions: Share-based awards are designed to reward employees for their long-term contributions to the company and to provide incentives for them to remain with the company. Monsanto issues stock option awards, restricted stock, restricted stock units and deferred stock. During fiscal years 2012 and 2011, Monsanto had three compensation plans, which the company refers to as “prior equity plans,” under which the company granted awards to key officers, non-employee directors and employees of Monsanto: (1) the Monsanto Company Long-Term Incentive Plan, as amended (2000 LTIP), (2) the Monsanto Company 2005 Long-Term Incentive Plan, as previously amended and restated (2005 LTIP), and (3) the Monsanto Broad-Based Stock Option Plan, as amended (Broad-Based Plan).
On Jan. 24, 2012, Monsanto shareowners approved a total of 33.6 million shares to be available for grants of awards under the Monsanto Company 2005 Long-Term Incentive Plan as Amended and Restated as of Jan. 24, 2012 (Amended 2005 LTIP) after Aug. 31, 2011 (including for this purpose awards made after Aug. 31, 2011 under our prior equity plans). This includes 25.0 million new shares in addition to the 8.6 million shares remaining available for future grant as of Aug. 31, 2011. The delivery of shares pursuant to restricted stock, restricted stock unit and deferred stock awards will reduce the remaining available shares by 2.7. Upon shareowner approval of the Amended 2005 LTIP, no further awards may be granted under our prior equity plans, although awards granted under such plans prior to the commencement of the Amended 2005 LTIP will continue to remain outstanding under their terms. As of Aug. 31, 2013, 28.0 million shares were available for grant.
The plans provide that the term of any option granted may not exceed 10 years and that each option may be exercised for such period as may be specified in the terms and conditions of the grant, as approved by the People and Compensation Committee of the board of directors. Generally, the options vest over three years, with one-third of the total award vesting each year. Grants of restricted stock or restricted stock units generally vest at the end of a three- to five-year service period as specified in the terms and conditions of the grant, as approved by the People and Compensation Committee of the board of directors. Restricted stock and restricted stock units represent the right to receive a number of shares of stock dependent upon vesting requirements. Vesting is subject to the terms and conditions of the grant, which generally require the employees’ continued employment during the designated service period and may also be subject to Monsanto’s attainment of specified performance criteria during the designated performance period. Shares related to restricted stock and restricted stock units are released to employees upon satisfaction of all vesting requirements. During fiscal year 2011, Monsanto issued 33,030 restricted stock units to certain Monsanto employees under a one-time, broad-based program, as approved by the People and Compensation Committee of the board of directors. Compensation expense for stock options, restricted stock and restricted stock units is measured at fair value on the date of grant, net of estimated forfeitures, and recognized over the vesting period of the award.
Certain Monsanto employees outside the United States may receive stock appreciation rights or cash settled restricted stock units as part of Monsanto’s stock compensation plans. In addition, certain employees on international assignment may receive phantom stock awards that are based on the value of the company’s stock, but paid in cash upon the occurrence of certain events. Stock appreciation rights entitle employees to receive a cash amount determined by the appreciation in the fair value of the company’s common stock between the grant date of the award and the date of exercise. Cash settled restricted stock units and phantom stock awards entitle employees to receive a cash amount determined by the fair value of the company’s common stock on the vesting date. As of Aug. 31, 2013, the fair value of stock appreciation rights, cash settled restricted stock units and phantom stock accounted for as liability awards was less than $1 million, $1 million and $1 million, respectively. The fair value is remeasured at the end of each reporting period until exercised or vested, and compensation expense is recognized over the requisite service period in accordance with Compensation — Stock Compensation topic of the ASC. Share-based liabilities paid related to stock appreciation rights were less than $1 million in each of the fiscal years 2013, 2012 and 2011. Additionally, $1 million, $1 million, and less than $1 million was paid related to phantom stock in fiscal years 2013, 2012 and 2011, respectively.
Monsanto also issues share-based awards under the Monsanto Non-Employee Director Equity Incentive Compensation Plan (Director Plan) for directors who are not employees of Monsanto or its affiliates. Under the Director Plan, half of the annual retainer for each non-employee director is paid in the form of deferred stock — shares of common stock to be delivered at a specified future time. The remainder is payable, at the election of each director, in the form of restricted stock, deferred stock, current cash and/or deferred cash. The Director Plan also provides that a non-employee director will receive a one-time restricted stock grant upon becoming a member of Monsanto’s board of directors which is equivalent to the annual retainer divided by the closing stock price on the service commencement date. The restricted stock grant will vest on the third anniversary of the grant date. Awards of deferred stock and restricted stock under the Director Plan are granted under the Amended 2005 LTIP as provided for in the Director Plan. The grant date fair value of awards outstanding under the Director Plan was $13 million as of Aug. 31, 2013. Compensation expense for most awards under the Director Plan is measured at fair value at the date of grant and recognized over the vesting period of the award. There was less than $1 million, $1 million and $4 million of share-based liabilities paid under the Director Plan in 2013, 2012 and 2011, respectively. Additionally, 257,943 shares of directors’ deferred stock related to grants and dividend equivalents were vested and outstanding at Aug. 31, 2013.
A summary of the status of Monsanto’s stock options for the periods from Sept. 1, 2010, through August 31, 2013, follows:

	Options	Outstanding Weighted-Average Exercise Price
Balance Outstanding Aug. 31, 2010	20,998,207	$47.22
Granted	4,001,100	58.95
Exercised	(2,825,500)	22.96
Forfeited	(664,772)	73.08
Balance Outstanding Aug. 31, 2011	21,509,035	51.78
Granted	2,300,980	74.76
Exercised	(3,967,203)	29.51
Forfeited	(387,878)	76.12
Balance Outstanding Aug. 31, 2012	19,454,934	58.56
Granted	1,912,030	90.70
Exercised	(5,306,225)	48.33
Forfeited	(196,852)	79.95
Balance Outstanding Aug. 31, 2013	15,863,887	$65.59

At Aug. 31, 2013, 11,527,208 nonqualified stock options were exercisable. The weighted-average remaining contractual life of these stock options was 4 years and the weighted-average exercise price was $61.16 per share. The aggregate intrinsic value of these stock options was $424 million at Aug.31, 2013.
At Aug. 31, 2013, 15,442,671 nonqualified stock options were vested or expected to vest. The weighted-average remaining contractual life of these stock options was 5 years and the weighted-average exercise price was $65.26 per share. The aggregate intrinsic value of these stock options was $505 million at Aug. 31, 2013.
The weighted-average grant-date fair value of nonqualified stock options granted during fiscal years 2013, 2012 and 2011 was $21.46, $21.87 and $19.62, respectively, per share. The total pretax intrinsic value of options exercised during the fiscal years ended 2013, 2012 and 2011 was $272 million, $201 million and $123 million, respectively. Pretax unrecognized compensation expense for stock options, net of estimated forfeitures, was $36 million as of Aug. 31, 2013, and will be recognized as expense over a weighted-average remaining vesting period of 2 years.
A summary of the status of Monsanto’s restricted stock, restricted stock units and directors’ deferred stock compensation plans for fiscal year 2013 follows in the tables below:

	Restricted Stock	Weighted-Average Grant Date Fair Values	Restricted Stock Units	Weighted-Average Grant Date Fair Values	Directors’ Deferred Stock	Weighted-Average Grant Date Fair Value
Nonvested as of Aug. 31, 2012	5,865	$66.50	1,385,353	$68.20	—	$—
Granted	4,651	96.06	619,152	88.80	17,408	87.58
Vested	(2,565)	90.33	(285,303)	56.33	(17,408)	87.58
Forfeitures	—	—	(63,015)	75.55	—	—
Nonvested as of Aug. 31, 2013	7,951	$76.10	1,656,187	$77.15	—	$—
(Dollars in millions)
Pre-tax unrecognized compensation expense, net of estimated forfeitures as applicable	$1		$51		$—
Remaining weighted-average period of expense recognition/requisite service periods in years	2		2		0

	Weighted-average grant-date fair value during fiscal year			Total fair value of equity vested during fiscal year
(Dollars in millions, except per share amounts)	2013	2012	2011	2013	2012	2011
Restricted stock	$96.06	$68.93	$60.86	$—	$1	$1
Restricted stock units	$88.80	$71.65	$61.96	$16	$102	$20
Directors’ deferred stock	$87.58	$68.93	$54.75	$2	$1	$1

Valuation and Expense Information under Compensation — Stock Compensation topic of the ASC: Monsanto estimates the value of employee stock options on the date of grant using a lattice-binomial model. A lattice-binomial model requires the use of extensive actual employee exercise behavior data and a number of complex assumptions including volatility, risk-free interest rate and expected dividends. Expected volatilities used in the model are based on implied volatilities from traded options on Monsanto’s stock and historical volatility of Monsanto’s stock price. The expected life represents the weighted-average period the stock options are expected to remain outstanding and is a derived output of the model. The lattice-binomial model incorporates exercise and post-vesting forfeiture assumptions based on an analysis of historical data. The following assumptions were used to calculate the estimated value of employee stock options:

	Lattice-binomial
Assumptions	2013	2012	2011
Expected Dividend Yield	1.9%	1.8%	1.7%
Expected Volatility	23%-37%	28%-39%	31%-43%
Weighted-Average Volatility	30.4%	37.0%	41.8%
Risk-Free Interest Rates	0.85%-2.00%	0.98%-1.62%	1.82%-3.04%
Weighted-Average Risk-Free Interest Rate	1.14%	1.57%	1.85%
Expected Option Life (in years)	7	6	7

Monsanto estimates the value of restricted stock units using the fair value on the date of grant. When dividends are not paid on outstanding restricted stock units, the award is valued by reducing the grant-date price by the present value of the dividends expected to be paid, discounted at the appropriate risk-free interest rate. The fair value of restricted stock units granted is calculated using the same expected dividend yield and weighted-average risk-free interest rate assumptions as those used for stock options.